MEDALION SERVICES, INC.

FEBRUARY 20,1999

                       WRITTEN CONSENT IN LIEU OF SPECIAL
                       MEETING OF THE BOARD OF DIRECTORS

     The undersigned, being all of the directors of MEDALION SERVICES, INC. (the "Corporation"), a Delaware corporation, in lieu of noticing and holding a special meeting of the Corporation's Board of Directors, hereby consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, to the adoption of the following resolution taking or authorizing the actions specified therein:

     Consulting Agreement with Damask Holdings, Ltd.

     RESOLVED, that the corporation be, and it hereby is, authorized to enter into a Consulting Agreement with Damask Holdings, Ltd., on the terms and conditions contained in the form of agreement attached hereto as Exhibit A, and the. President of the Corporation be, and she hereby is, authorized to execute and deliver such agreement; and subject to the execution and delivery by the parties of said consulting agreement, the officers of the Corporation be, and they hereby are, authorized and directed to consummate and perform such agreement and take all such actions and do all such things as they, in their judgement, shall deem necessary, proper or advisable in order to carry out the intent and accomplish the purposes of this resolution; and the shares of the Corporation's Common Stock issued pursuant to the terms of such consulting agreement shall be fully paid and nonassessable.

/s/
Doreen Rush

/s/
Roberta Diamond

/s/
Larry Rush

                            MEDALION SERVICES, INC.
                               7 Rock Hollow Road
                            Plandome Manor, NY 11030
                                 (516)627-6900

March 1, 1999

VIA FAX -(702)293-3558
AND REGULAR MAIL

Mr. Jim Gottfredson
Intercontinental Registrar
 and Transfer Agency
P. O. Box 1405 Boulder City, NV 89005

Dear Mr. Gottfredson:

Request is made hereby for the issuance of a certificate representing 1,300,000 shares of common stock of Medalion Services, Inc. to:

                              Damask Holdings, Ltd

These shares are to be issued in reliance on the exemption from registration provided by Rule 504 of Regulation D, promulgated under the Securities Act of 193 3, as amended. Accordingly, the certificate for such shares should not bear any restrictive legend and should not be subject to any stop order.

Please send the certificate via overnight mail to Medalion Services, Inc., 7 Rock Hollow Road, Plandome Manor, NY 11030.

Very truly yours,


/s/
Doreen Rush,
President

                            MEDALION SERVICES, INC.

                                  MARCH 1,1999

                       WRITTEN CONSENT IN LIEU OF SPECIAL
                       MEETING OF THE BOARD OF DIRECTORS

     The undersigned, being all of the directors of MEDALION SERVICES, INC. (the "Corporation"), a Delaware corporation, in lieu of noticing and holding a special meeting of the Corporation's Board of Directors, hereby consent, pursuant to Section 141(t) of the General Corporation Law of the State of Delaware, to the adoption of the following resolution taking or authorizing the actions specified therein:

Consulting Agreement with Harry Tramp

     RESOLVED, that the corporation be, and it hereby is, authorized to enter into a Consulting Agreement with Harry Tramp, on the terms and conditions contained in the form of agreement attached hereto as Exhibit A, and the President of the Corporation be, and she hereby is, authorized to execute and deliver such agreement; and subject to the execution and delivery by the parties of said consulting agreement, the officers of the Corporation be, and they hereby are, authorized and directed to consummate and perform such agreement and take all such actions and do all such things as they, in their judgement, shall deem necessary, proper or advisable in order to carry out the intent and accomplish the purposes of this resolution; and the shares of the Corporation's Common Stock issued pursuant to the terms of such consulting agreement shall be fully paid and nonassessable.

/s/
Doreen Rush

/s/
Roberta Diamond

/s/
Larry Rush

                             MEDALION SERVICES,INC.
                               7 Rock Hollow Road
                            Plandome Manor, NY 11030
                                 (516)627-6900

March 1,1999

VIA FAX -(702)293-3558
AND REGULAR MAIL

Mr. Jim Gottfredson
Intercontinental Registrar
 and Transfer Agency P. O.Box1405 Boulder City, NV 89005

Dear Mr. Gottfredson:

Request is made hereby for the issuance of a certificate representing 1,3 00,000 shares of common stock of Medalion Services, Inc. to:

                                  Harry Tramp
                                Rokin 46 1021 KV
                             Amsterdam Netherlands

These shares are to be issued in reliance on the exemption from registration provided by Rule 504 of Regulation D, promulgated under the Securities Act of 1933,asamended. Accordingly, the certificate for such shares should not bear any restrictive legend and should not be subject to any stop order.

Please send the certificate via overnight mail to Medalion Services, Inc., 7 Rock Hollow Road, Plandome Manor, NY 11030.

Very truly yours,


/s/
Doreen Rush,
President

                            MEDALION SERVICES, INC.

                                  MARCH 1,1999

                       WRITTEN CONSENT IN LIEU OF SPECIAL
                       MEETING OF THE BOARD OF DIRECTORS

     The undersigned, being all of the directors of MEDALION SERVICES, INC. (the "Corporation"), a Delaware corporation, in lieu of noticing and holding a special meeting of the Corporation's Board of Directors, hereby consent, pursuant to Section 141 (f) of the General Corporation Law of the State of Delaware, to the adoption of the following resolution taking or authorizing the actions specified therein:

Consulting Agreement with Kelly Johnston

     RESOLVED, that the corporation be, and it hereby is, authorized to enter into a Consulting Agreement with Kelly Johnston, on the terms and conditions contained in the form of agreement attached hereto as Exhibit A, and the President of the Corporation be, and she hereby is, authorized to execute and deliver such agreement; and subject to the execution and delivery by the parties of said consulting agreement, the officers of the Corporation be, and they hereby are, authorized and directed to consummate and perform such agreement and take all such actions and do all such things as they, in their judgement, shall deem necessary, proper or advisable in order to carry out the intent and accomplish the purposes of this resolution; and the shares of the Corporation's Common Stock issued pursuant to the terms of such consulting agreement shall be fully paid and nonassessable.


/s/
Doreen Rush

/s/
Roberta Diamond

/s/
Larry Rush

                            MEDALION SERVICES, INC.
                               7 Rock Hollow Road
                            Plandome Manor, NY 11030
                                 (516)627-6900

March 1,1999

VIA FAX -(702)293-3558
AND REGULAR MAIL

Mr. Jim Gottfredson
Intercontinental Registrar
 and Transfer Agency
P. O. Box 1405
Boulder City, NV 89005

Dear Mr. Gottfredson:

Request is made hereby for the issuance of a certificate representing 1,300,000 shares of common stock of Medalion Services, Inc. to:

                                 Kelly Johnston
                                3557 Waugh Road
                    Springfield, Manitoba, Canada, R 2E IE 5

These shares are to be issued in reliance on the exemption from registration provided by Rule 504 of Regulation D, promulgated under the Securities Act of 1933, as amended. Accordingly, the certificate for such shares should not bear any restrictive legend and should not be subject to any stop order.

Please send the certificate via overnight mail to Medalion Services, Inc., 7 Rock Hollow Road, Plandome Manor, NY 11030.

Very truly yours,

/s/
Doreen Rush,
President

                            MEDALION SERVICES, INC.

                                  MARCH 1,1999

                       WRITTEN CONSENT IN LIEU OF SPECIAL
                       MEETING OF THE BOARD OF DIRECTORS

     The undersigned, being all of the directors of MEDALION SERVICES, INC. (the "Corporation"), a Delaware corporation, in lieu of noticing and holding a special meeting of the Corporation's Board of Directors, hereby consent, pursuant to Section 141 (f) of the General Corporation Law of the State of Delaware, to the adoption of the following resolution taking or authorizing the actions specified therein:


     Consulting Agreement with WebcastMedia.Net, Corp

     RESOLVED, that the corporation be, and it hereby is, authorized to enter into a Consulting Agreement with WebcastMedia.Net, Corp, on the terms and conditions contained in the form of agreement attached hereto as Exhibit A, and the President of the Corporation be, and she hereby is, authorized to execute and deliver such agreement; and subject to the execution and delivery by the parties of said consulting agreement, the officers of the Corporation be, and they hereby are, authorized and directed to consummate and perform such agreement and take all such actions and do all such things as they, in their judgement, shall deem necessary, proper or advisable in order to carry out the intent and accomplish the purposes of this resolution; and the shares of the Corporation's Common Stock issued pursuant to the terms of such consulting agreement shall be fully paid and nonassessable.

/s/
Doreen Rush

/s/
Roberta Diamond

/s/
Larry Rush

                            MEDALION SERVICES, INC.
                               7 Rock Hollow Road
                            Plandome Manor, NY 11030
                                 (516)627-6900

March 1,1999

VIA FAX -(702)293-3558
AND REGULAR MAIL

Mr. Jim Gottfredson
Intercontinental Registrar
 and Transfer Agency
P. O. Box 1405
Boulder City, NV 89005

Dear Mr. Gottfredson:

Request is made hereby for the issuance of a certificate representing 250,000 shares of common stock of Medalion Services, Inc. to:

                               WebcastMedia.Net Corp.
     2121 Ponce De Leon Blvd                            2 Alhambra Plaza
            Suite 510           /address manually         Penthouse 1C
      Coral Gables. FL 33331        changed to:/      Coral Gables FL 33134


These shares are to be issued in reliance on the exemption from registration provided by Rule 504 of Regulation D, promulgated under the Securities Act of1933, as amended. Accordingly, the certificate for such shares should not bear any restrictive legend and should not be subject to any stop order.

Please send the certificate via overnight mail to Medalion Services, Inc., 7 Rock Hollow Road, Plandome Manor, NY 11030.

Very truly yours,

/s/
Doreen Rush,
President

                            MEDALION SERVICES, INC.

                                FEBRUARY 27, 1999

                       WRITTEN CONSENT IN LIEU OF SPECIAL
                       MEETING OF THE BOARD OF DIRECTORS

     The undersigned, being all of the directors of MEDALION SERVICES, INC. (the "Corporation"), a Delaware corporation, in lieu of noticing and holding a special meeting of the Corporation's Board of Directors, hereby consent, pursuant to Section 141 (f) of the General Corporation Law of the State of Delaware, to the adoption of the following resolution taking or authorizing the actions specified therein:

     Consulting Agreement with Barry Abrams

     RESOLVED, that the corporation be, and it hereby is, authorized to enter into a Consulting Agreement with Barry Abrams, on the terms and conditions contained in the form of agreement attached hereto as Exhibit A, and the President of the Corporation be, and she hereby is, authorized to execute and deliver such agreement; and subject to the execution and delivery by the parties of said consulting agreement, the officers of the Corporation be, and they hereby are, authorized and directed to consummate and perform such agreement and take all such actions and do all such things as they, in their judgement, shall deem necessary, proper or advisable in order to carry out the intent and accomplish the purposes of this resolution; and the shares of the Corporation's Common Stock issued pursuant to the terms of such consulting agreement shall be fully paid and nonassessable.

/s/
Doreen Rush

/s/
Roberta Diamond

/s/
Larry Rush

                            MEDALION SERVICES, INC.
                               7 Rock Hollow Road
                            Plandome Manor, NY 11030
                                 (516)627-6900

March 1, 1999

VIA FAX -(702)293-3558
AND REGULAR MAIL

Mr. Jim Gottfredson
Intercontinental Registrar
 and Transfer Agency
P. O. Box 1405
Boulder City, NV 89005

Dear Mr. Gottfredson:

     Request is made hereby for the issuance of a certificate representing 250,000 shares of common stock of Medalion Services, Inc. to:

                                  Barry Abrams
                         43 83 SW 10th Place, Suite 304
                         Deerfield Beach, Florida 33442

These shares are to be issued in reliance on the exemption from registration provided by Rule 504 of Regulation D, promulgated under the Securities Act of 1933, as amended. Accordingly, the certificate for such shares should not bear any restrictive legend and should not be subject to any stop order.

Please send the certificate via overnight mail to Medalion Services, Inc., 7 Rock Hollow Road, Plandome Manor, NY 11030.

Very truly yours,


/s/
Doreen Rush,
President